PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL 1 Investor Presentation Exhibit 99.1

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Safe Harbor Statement
This presentation may contain statements that are not historical facts and are considered “forward-looking” within the meaning of the
Private Securities Litigation Reform Act of 1995.  These forward-looking statements are identified by their use of the terms: “expect(s),”
“intend(s),” “may,” “plan(s),” “should,” “could,” “will,” “believe(s),” “anticipate(s),” “estimate(s),” or similar terms.  Oracle Healthcare
Acquisition Corp. (“Oracle” or the “Company”), Precision Therapeutics, Inc. (“PTI”) or their respective representatives may also make similar forward-looking statements from time to time orally or in writing.  You are cautioned that these forward-looking statements are subject to a number of risks, uncertainties, or other factors that may cause (and in some cases have caused) actual results to differ materially from those described in the forward-looking statements.  These risks and uncertainties include, but are not limited to, the following: the risk that the merger transaction described in this presentation may not be consummated in a timely manner, if at all; the inability to obtain the required vote for approval of the Company’s stockholders in order to consummate the merger; the outcome of any legal proceeding instituted against the Company and/or others in connection with the proposed merger; the failure of the conditions to the consummation of the merger to be satisfied; the termination of the merger agreement prior to the consummation of the merger; the businesses of the Company or PTI suffering as a result of uncertainty surrounding the merger, including, but not limited to, potential difficulties in employee retention, adverse effects on client or customer relationships and disruption of current plans or operations, or, if the merger agreement is terminated or the merger otherwise fails to occur, the uncertainties associated with any anticipated, potential or actual subsequent transaction involving the Company or any liquidation of the Company; the diversion of the attention of the Company’s and/or PTI’s management from ongoing business operations; the enactment or imposition of future regulatory or legislative actions that adversely affect the Company, PTI or any industry or jurisdiction in which any of them operates its business; the adverse effects of other economic, business and/or competitive factors; and other risks detailed in the Company’s current filings with the Securities and Exchange
Commission, including, without limitation, its most recent filings on Form 10-K or Form 10-Q, which discuss these and other important risk
factors concerning the Company’s operations.   These factors may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement.  Oracle and PTI operate in continually changing business environments and new factors emerge from time to time. The Company cannot predict such factors nor can it assess the impact, if any, of such factors on its or PTI’s financial position or their respective results of operations or whether or when the merger will be consummated.
Accordingly, forward-looking statements should not be relied upon as a predictor of actual results.  Many of the factors that will determine the Company’s future results or whether or when the merger will be consummated are beyond its ability to control or predict.  In light of the significant uncertainties inherent in the forward-looking statements contained herein, you should not rely on forward-looking statements.  Additional factors that may affect the future results of Oracle and/or PTI are set forth in the Company’s filings with the
Securities and Exchange Commission, which are available via the Internet at
www.sec.gov.
Neither Oracle, PTI nor any of their
respective representatives undertakes any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise the otherwise.

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Precision Therapeutics, Inc.
We are a personalized medicine company dedicated to assisting physicians in optimizing cancer therapy for their patients
The Challenge
Less than one in four patients benefits from chemotherapy
Responses are inconsistent from one patient to another
Physicians are faced with an increasing number of options
Ineffective therapies dramatically impact patients’ lives and prognoses
Our Solution
ChemoFx —
A proprietary test that shows a patient’s likely response to different therapies using their own tumor cells and drugs selected by their doctor
Actionable results that can help break therapeutic ties
Positive impacts on patients, physicians, and payors

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL 4 Company Highlights Breakthrough technology platform Significant market opportunity Strong clinical validation Clear revenue growth path Experienced management team

CONFIDENTIAL 5 ChemoFx

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Chemotherapy Involves Costly Choices
Physicians are faced with an increasing number of options
Response to chemotherapy is inconsistent from one patient to another
Ineffective therapies dramatically impact patients’ lives and prognoses
Costs of chemotherapy are substantial
Example: Recurrent Ovarian
19 treatments acceptable for use in recurrent ovarian cancer*
*Guidelines of the National Comprehensive Cancer Network (NCCN)
Response to Carboplatin
No response to Gemcitabine
No response to Carboplatin
Response to Doxil

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

ChemoFx Helps Select Optimal Therapy
Utilizes patients’ own living tumor cells from surgery or
biopsy; integrates the effects of protein, genes, and
unknown factors
Test is available for solid tumor types
Tests drugs or combinations selected by the physician on
the malignant cells
Leads to more informed choices and better patient
outcomes
Drug A
Drug B
Drug C

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

Survival Ratio

CONFIDENTIAL

ChemoFx Process
Isolate and Enrich Tumor Cell Population Challenge Cells with Chemotherapy
Control Well
Enumerate Surviving Cells
Treated Well
Sample Dose Curve
Interpret Results
0      1      2      3      4      5      6      7      8      9 10
Doses
1.25
1.00
0.75
0.50
0.25
0.00

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

Survival Ratio

CONFIDENTIAL 9 Different Patients Respond Differently Multiple Patients’ Response Curves 0 1 2 3 4 5 6 7 8 9 10 0.00 0.25 0.50 0.75 1.00 1.25 Doses Gemcitabine

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

ChemoFx® Assay Patient Report
SAMPLE
IN VITRO RESPONSE SUMMARY (Agents are listed according to requested priority within each response class)
Responsive
Intermediate Response
Non-Responsive
DOXORUBICIN
GEMCITABINE
CARBOPLATIN
TOPOTECAN
DOCETAXEL
CARBOPLATINE/GEMCITABINE
PACLITAXEL

CONFIDENTIAL 10 Personalized and Actionable Results Straight-forward information for physicians

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

ChemoFx Result

CONFIDENTIAL

ChemoFx Predicts Patient Response
5 studies completed – Total n of 450
Patients treated with a drug reported as responsive experienced a median progression-free interval approximately 3 times longer
than patients treated with a drug reported as non-
responsive.
Current Clinical Evidence
Source: International Journal of Gynecologic Cancer (Jan–Feb 2006)
Ovarian Cancer
Non-responsive
Intermediate
Responsive
0 5 10 15 20 25 30
Progression Free Interval (months)

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

≥

CONFIDENTIAL

Gallion et al; Int
J
Gynecol
Cancer 2006
135 patient subset of 256 ovarian and peritoneal cancer patients
Approximately 3X longer PFI for patients treated with drugs classified as responsive vs. non-responsive
(p<0.01)
Heinzman, et al;
Pathology 2007
Cell culture process produced average increase in malignant cell population of 37% (p<0.0001)
All 50 specimen resulted in 60% malignant cells (p=0.01)
Ness R.B. et al;
AntiCancer Research
2002
64% patients predicted to have a response achieved a response
100% patients predicted to have no response did not respond
21 specimens
Nickles Fader; ASCO
abstract 2005
84 primary ovarian cancer patients
Platinum sensitive women had nearly 3X longer PFI than patients treated with drugs classified as non-responsive
(p<0.007)
Biopsy Feasibility (2)
ChemoFx can be performed on small biopsy specimens
14 and 25 specimens
Current Clinical Evidence

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Proprietary method to isolate and enrich tumor cell population;
30–50x less tissue required
Proprietary in vitro method to encompass therapeutically
relevant dose range
Proprietary process directly counts each cell (versus indirect metabolic, cell growth, or other markers and statistical averages)
Proprietary method categorizes tumor as sensitive or resistant to each drug or regimen
Strong IP on ChemoFx Through 2026
7 patents issued and 8 patents pending
Process Step Protection
Isolate Tumor Cells
Treat with Drugs
Count Surviving Cells
Interpret the Results

CONFIDENTIAL

We offer ChemoFx at a list price of $450 per drug or combo
Average invoiced price is approximately $3,300
Medicare
Prospectively pays for gynecologic cancers upon initial claim submission, since 2Q06
Commercial reimbursement
Over 425 private payors have paid on a case-by-case basis
Reimbursement: A Success Story

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

	☐	☑
	☐	☑
	☐	☑
	☐	☑

CONFIDENTIAL

Making a Long Sought-After Solution Viable
Clinical Utility
Measures sensitivity and resistance
Increases successful outcomes for patients
Economic Value
Reduces costs to healthcare system
Clinical Validation
Validated in clinical studies
Commercial Viability
Automated and scaleable
Small tumor size requirement
Attributes
Earlier Generation
Tests
ChemoFx

CONFIDENTIAL 16 Market

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Solid tumor cancers treated with chemotherapy in which:
Multiple standards of care exist, or no standard exists
Choice of chemotherapy regimen is not clear- common situation in metastatic, recurrent cancers
Broad Market Opportunity
Average $3,300 billed/test
Ovarian market $250 million
All four >
$3 billion
(dollars in millions)
Annual Market Opportunity
Recurrent
Late-stage
Ovarian Breast Colorectal Lung
$2,000
$1,500
$1,000
$500
$0
ChemoFx has been used in over
30 different types of cancer

CONFIDENTIAL 18 Strategy

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Establishing ChemoFx as a Standard of Care
Drive market adoption via direct sales
Demonstrate value in clinical studies
Invest in technology to enhance product offering
Achieve broad-based coverage from payors
Corporate Strategy

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

Billed Tests
Sales Reps

CONFIDENTIAL

Initial sales focus on
gynecologic oncologists
Establish presence within
hospitals
Develop relationships with
pathology and operating room
staffs
Expand presence in additional
tumor types by leveraging
process strengths in hospitals
Drive Market Adoption via Direct Sales
450
400
350
300
250
200
150
100
50
0
20
18
16
14
12
10
8
6
4
2
0
Billed Tests
Sales Reps
Sales Force
Established
450
400
350
300
250
200
150
100
50
0
20
18
16
14
12
10
8
6
4
2
0
Billed Tests
Sales Reps
1Q06 2Q06 3Q06 3Q07 2Q07 1Q07 4Q06
450
400
350
300
250
200
150
100
50
0
20
18
16
14
12
10
8
6
4
2
0
Billed Tests
Sales Reps
400
350
300
250
200
150
100
50
0
20
18
16
14
12
10
8
6
4
2
0
Billed Tests
Sales Reps
1Q06 2Q06 3Q06 3Q07 2Q07 1Q07 4Q06

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Clinical Studies Strategy
Expand into additional tumor types
Partner with large cooperative groups
US Oncology, NSABP, Yale University, U.S. Department of Defense
Launch additional investigator initiated studies
Studies in Progress
Four studies in ovarian and breast cancers
Observational Study (The Registry)
Track actual clinical performance in the field and mine information for future product development
Demonstrate Value in Clinical Studies

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Ovarian cancer
prospective trial:
PT-301
Yale and various other sites
Progression-free survival and response endpoints
Physicians blinded to assay results
Breast cancer
prospective trial:
PT-205
Breast cancer
prospective trial:
PT-302
Breast cancer
prospective trial:
PT-304
Observational study
(The Registry)
Clinical Studies in the Field
US Oncology Research - 34 patients
ChemoFx embedded in clinical trial of new chemotherapy
Show preliminary demonstration of predictive value in breast cancer
NSABP (B-40) - 1200 patients
Neo-adjuvant breast cancer patients, randomized treatment with three chemotherapies and with or without a biologic agent
Physicians blinded to results of assay
Tumor response endpoint
U.S. Department of Defense and University of Pittsburgh Cancer
Institute – 224 patients
Physicians blinded to the results of the assay
Ongoing study collecting clinical outcomes on commercial specimens from participating physicians

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

Unknown Primary
Melanoma
CNS Ovarian
Lung Colon
Head and Neck
Endometrial
Breast Etc.

CONFIDENTIAL 23 Additional Chemos ChemoFx Targeted Therapies/Biologics Genomic Markers Invest in Technology to Enhance Product Offering Extending the ChemoFx Platform >30 Tumor Types

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Achieve Broad-based Coverage from Payors
First Medicare appeals victory
Secured PPO contracts at favorable rates
Reimbursed by >100 payors on a case-by-
case basis
Second Medicare
appeals victory
Secured favorable
Medicare price
Prospective Medicare coverage
(gynecologic cancers)
>425 payors reimbursed on case-
by-case basis
Addition of reimbursement directors
Increase sophistication of billing
and appeals process
Invest in managed care infrastructure
2003 2004 2005 2006 2007–2010
Build affirmative commercial policies
in gynecologic cancers
Initiate process for new indications
Increase coverage

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Regulatory Environment
Regulatory Situation PTI Plan
Potential FDA regulation
Transition period provided
Long
Term
Short
Term
Leverage assets and opportunities
Clinical studies already in field
Future regulation is a barrier to entry
Regulated by CLIA
Process tests from all
50 states
Prepare for regulation
Internal controls
Clinical studies

CONFIDENTIAL

Sean McDonald
President and CEO
17 years experience leading
healthcare companies. Founder of
Automated Healthcare and Group
President of McKesson Automation
Group
David Heilman
CFO
27 Years of financial experience with
GNC Corp. and First Westinghouse
Capital Corporation
Sharon Kim
V.P., Business Development
17 years in business development
and healthcare consulting at
McKesson and Deloitte Consulting
Michael Gabrin
CTO/C/O
21 years in technology and product
development, Vocollect, Inc.,
Westinghouse
Matthew Marshall
V.P., Sales and Marketing
22 years of sales experience at
McKesson, Automated Healthcare,
HBO & Company
Holly Gallion, M.D.
V.P., Clinical Affairs
24 years in gynecologic oncology at
Magee-Women’s Hospital/University
of Pittsburgh and University of
Kentucky
Perry Dimas
V.P., Payor Relations
10 years of securing reimbursement
for proprietary diagnostic products
including Cytyc and XDX
Alan Wells, M.D., D.M.
CSO
16 years in Pathology at University of
Pittsburgh and University of Alabama
at Birmingham
Management Team

CONFIDENTIAL

Board of Directors
Joel Adams
PTI Director since 2003
Founder, President and Managing
General Partner of Adams Capital
Management, Inc., a venture capital
Firm
Larry Feinberg
Chairman, Oracle Director since
2005
Founder and Managing General
Partner of Oracle Partners, L.P.;
Pres. of Oracle Investment
Management
Kevin Johnson
PTI and Oracle Director since 2005
Former CEO, President, and
Chairman of DIANON Systems,
Inc.; Chairman of Aureon
Laboratories Inc.; Director of
MDdatacor, Inc.; Advisory board
member of New Leaf Venture
Partners
Rich Kollender
PTI Director since 2006
Principal and partner of Quaker
BioVentures; C.P.A. and Member of
American and Pennsylvania
Institutes of Certified Public
Accountants
Stan Lapidus
Chairman, PTI Director since 2001
Founder and CEO of Helicos
BioSciences Corporation; Founder
and former President of EXACT
Sciences Corporation and Cytyc
Corporation
Joel Liffmann
President, COO, Oracle Director
since 2005
Principal of Oracle Investment
Management; Member of Oracle
Strategic Capital, LLC.
Per Lofberg
Oracle Director since 2005
President and CEO of Merck Capital
Ventures, LLC; Former President and
Chairman of Merck-Medco Managed
Care, LLC; Director of Cytel, Inc.;
Director of Ventiv Health, Inc.; Director of
PHT, Inc.; Director of ImpactRx, Inc.
Sean McDonald
President, CEO and
PTI Director since 2001
Director of Respironics, Inc.; Founder of
Automated Healthcare and Group
President of McKesson Automation
Group
Ken Weisshaar
PTI Director since 2007
Board member of Orthofix International
N.V.; Former director of Digene
Corporation.  Former COO and Strategy
Advisor for Sensatex, Inc.; Former CFO
of Becton Dickinson & Co.

CONFIDENTIAL 28 Financial Overview & Valuation

CONFIDENTIAL 29 Attractive Financial Model Significant revenue growth Attractive gross margins Strong operating leverage Not capital intensive Transaction Summary

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Summary of Historical Financials
139 137 171 226 243 Depreciation……………….……………..
Years ended December 31, Nine months ended
September 30,
2006 2007
2004 2005 2006 (unaudited) (unaudited)
(In thousands, except for numbers of tests and per test amounts)
Number of tests billed…………………………. 406 285 483 260 977
Average net revenue per test billed ……..... $776 $891 $1,064 $896 $1,672
Net revenues from tests billed………………... $315 $254 $514 $233 $1,634
Reversals of Medicare claim denials………… 1,234 1,666 332 161 37
Net revenues 1,549 1,920 846 394 1,671
Laboratory Costs………………………... 984 978 1,078 735 1,327
Gross Profit …………………………………… 565 942 (232) (341) 344
Gross Margin……………………………. 36% 49% -27% -87% 21%
Operating expenses:
Sales and marketing……………………. $307 $376 $1,801 $999 $3,607
Research and development…………….
3,003 2,814 4,682 3,179 3,576
General and administrative…………….. 2,752 2,282 2,452 1,521 2,729
Net losses from Operations …………………
$(5,740) $(4,756) $(9,338) $(6,177) $(9,707)

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

PTI Projected Revenue ($ Millions)
(1)
Projected Financials for PTI
(1)
Projections utilized the following assumptions:
Increase in ovarian market penetration from 5% to 30%
Increase in aggregate reimbursement rate for all classes of payors from approximately 40% to 75%
Continuing growth of number of tests based upon expansion of Sales and
Marketing efforts in line with historical experience
40
30
20
10
0
-10
-20
-30
-40
(32.9)
32.4 7.9
(20.9)
PTI Projected EBITDA ($ Millions)
(1)
40
30
20
10
0
-10
-20
-30
-40
2008 2009 2010 2011
140
120
100
80
60
40
20
0
40.9
121.8
140
120
100
80
60
40
20
0
40.9
2011 2010 2009 2008
113% CAGR
12.6
83.6

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

September 30, 2007
Assuming
Maximum
Approval
(1)
Assuming
Minimum
Approval
(2)
(In thousands)
Cash and cash equivalents……………………................ $132,386 $108,987
Working capital…………………………………................ 126,322 102,923
Total assets……………………………………….............. 137,946 114,547
Long-term obligations (less current portion)……………. 3,339 3,339
Total liabilities……………………………………………… 10,834 10,834
Stockholders’ equity………………………………………. 127,112 103,713
Selected Pro Forma Condensed
Combined Balance Sheet Data
(1)
Assumes that no Oracle stockholders convert their shares of Oracle common stock into their pro rata share of the amount held in the trust account.
(2)
Assumes that 19.99% of the issued and outstanding shares of Oracle common stock were voted against the merger and that the holders of such shares of Oracle common stock properly elected to convert such shares of common stock into a pro rata share of the amount held in the trust account.

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

OHAC is a special purpose acquisition corporation (SPAC) formed in
September 2005
March 8, 2006: Raised $113.5M (net) in its IPO
–
15M units (1 common share + 1 warrant @ $6.00/share)
–
3.75M common shares and 833,334 warrants held by founders
November 30, 2007: Held $120.2M in trust
January 4, 2008: Share price: $7.90
Warrant price: $0.63
Unit price: $8.46
PTI is a life sciences company developing and commercializing tests intended to assist physicians individualize cancer therapy
December 3, 2007: OHAC signs a merger agreement with PTI
Shareholder vote scheduled for no later than March 8, 2008
Oracle
Healthcare
Acquisition
Corporation
(“OHAC”)
Transaction Summary
Precision
Therapeutics
Background
on the
Merger

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Offering Summary
19.0M shares of Oracle common stock issued for all outstanding PTI shares
4.6M shares reserved for issuance upon exercising of outstanding warrants and options
4.25M upon achievement of one of the following after the closing:
Trailing 12 month net revenues of at least $7M from the sale of services or products for use in connection with non-gynecological cancers
Trailing 12 month net revenues of al least $40M from the sale of services or products for any use
Cumulative aggregate net revenues of at least $10M from the sale of services or products for use in connection with non-gynecologic cancers
If market price is less than $7.78 per share 180 days after the closing, Oracle either issues or reserves up to 6,666,667 shares for issuance
Prior to March 9
Base
Consideration
Milestone
Consideration
Top-up
Closing

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Transaction Terms
Date of Definitive Agreement: December 3, 2007
Market Capitalization: Pro forma capitalization will include:
PTI Transaction Value:
Conditions to Close:
Shareholder approval: less than 20% of Oracle stockholders requesting redemption
Customary closing conditions for transactions of this nature
(1) Current Oracle shares outstanding does not include outstanding warrants
(2) Shares issued to PTI does not include milestone payment of 4.25M shares and top-up consideration of up to
6.67M shares
$334,565,000 = $7.90 X 42,350,000 = 4,600,000 + 19,000,000 + 18,750,000
Post Merger
Market
Capitalization
Oracle Share
Price
(1/4/2008)
Post Merger Fully-
Diluted
Shares Outstanding
Shares
Reserved for
PTI Options
and Warrants
Shares Issued
for PTI Common
Stock
(2)
Current
Oracle
Shares
Outstanding
186,440,000 = $7.90 X 23,600,000
Total PTI
Transaction
Equity Value
Oracle Share
Price
(1/4/2008)
Total Oracle
Shares
Issued /
Reserved
(2)
(1)

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Rationale for Oracle Healthcare-PTI Merger
PTI operates in large and growing markets with significant opportunities for accelerated expansion
ChemoFx can be an important tool in selecting the proper
chemotherapy
Well capitalized PTI will be better positioned to compete in the rapidly emerging personalized medicine space
Public stock provides currency for acquisitions/partnerships as well as for incentivizing employees
Abilities and experience of the directors of Oracle will be highly valuable in executing business strategy

Precision Therapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Pro Forma Ownership
Note:
PTI ownership consists of 19.0M shares; does not
include milestone payment of 4.25M shares, top-up
consideration of 6.67M shares, and 4.6M shares
reserved for PTI options and warrants
Note:
PTI ownership consists of 23.6M shares; does not
include milestone payment of 4.25M shares and top-up
consideration of up to 6.67M shares
Oracle shares includes exercise of 15.0M warrants
SPAC Founders Shares includes exercise of 0.834M
warrants
PTI Common
Shareholders
50.4%
Oracle Public
Shareholders
39.7%
SPAC Founders Shares
9.9%
PTI Common
Shareholders
40.5%
Oracle Public
Shareholders
51.6%
SPAC Founders Shares
7.9%
Assuming No Exercise of
Oracle or PTI Warrants
Assuming Full Exercise of
Oracle or PTI Warrants

PrecisionTherapeutics®
The Science of Individualizing Cancer Therapy

CONFIDENTIAL

Over the last two years, the Molecular Diagnostics
Composite Index meaningfully outperformed the broader
markets
2yr. Relative Price Performance
80
100
120
140
160
180
200
220
240
260
280
1/5/2006 3/5/2006 5/5/2006 7/5/2006 9/5/2006 11/5/2006 1/5/2007 3/5/2007 5/5/2007 7/5/2007 9/5/2007 11/5/2007
% Change
Genomic Health Inc. 122.3%
Molecular Diagnostics Comp Index (CPHD, CRA, GHDX, GPRO, MGRM, MYGN, NSPH, TWTI) 57.2%
S&P 500 Index 9.8%

CONFIDENTIAL 39 Company Highlights Breakthrough technology platform Significant market opportunity Strong clinical validation Clear revenue growth path Experienced management team